NTC                              [LOGO]


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
INCORPORATED UNDER THE LAWS OF  NEWTECH ELECTRONICS INDUSTRIES, INC.    SEE REVERSE FOR
   THE STATE OF FLORIDA                                               CERTAIN DEFINITIONS
                                                                       CUSIP 652520 10 7
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This Certifies that



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER
                                   SHARE, OF

                      NEWTECH ELECTRONICS INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued in accordance with and shall be held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


ASSISTANT SECRETARY AND                                 PRESIDENT, CHAIRMAN AND
CHIEF FINANCIAL OFFICER                                 CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:

BY

AMERICAN STOCK TRANSFER & TRUST COMPANY
                        TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE


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                      NEWTECH ELECTRONICS INDUSTRIES, INC.

         The Corporation will furnish without charge to each shareholder who so requests the designations, relative rights, preferences and limitations applicable to each class of shares and the variation in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series).

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--......................Custodian......................
                          (Cust)                          (Minor)

                                   under Uniform Gifts to Minors
                                   Act........................

                                            (State)

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________


_____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________

                           _____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.